October 7, 2010

U.S. Securities and Exchange Commission
Public Filing Desk
100 F Street, N.E.
Washington, D.C.  20549

Re:  Dblaine Investment Trust, File Nos. 333-168638

Ladies and Gentlemen:

On behalf of Dblaine Investment Trust (the "Registrant"), an Ohio business trust, we hereby file Pre-Effective Amendment No. 1 (the "Amendment") to a registration statement under the Securities Act of 1933 on Form N-14 filed with the Securities and Exchange Commission on August 6, 2010.

Subject to shareholder approval and pursuant to an Agreement and Plan of Reorganization, it is anticipated that the Bryce Capital Growth Fund and the Bryce Capital Value Fund, each a series of Bryce Capital Funds will each transfer all of its assets and liabilities to the Dblaine Fund, the sole series of the Registrant, in exchange for Class A shares of the Dblaine Fund (the "Reorganization").  Immediately after the transfer of the Bryce Capital Growth Fund's and the Bryce Capital Value Fund's assets and liabilities, the Bryce Capital Growth Fund's and the Bryce Capital Value Fund's will each make a liquidating distribution to their respective shareholders of the Dblaine Fund's shares so received, so that a holder of shares in the Bryce Capital Growth Fund and/or the Bryce Capital Value Fund at the time of the Reorganization will receive a number of shares of the Dblaine Fund with the same aggregate value as the shareholder had in the Bryce Capital Growth Fund and/or the Bryce Capital Value Fund immediately before the Reorganization.

The primary purpose of this filing is to amend the registration statement to incorporate edits in response to Securities and Exchange Commission staff comments and provide updated financial information.

If you have any questions concerning this filing, please contact Michael V. Wible at (614) 469-3297 or Parker Bridgeport at (614) 469-3238.

Very truly yours,

/s/ Thompson Hine LLP
Thompson Hine LLP

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